                                                                 EX-99.22(h)(10)

                             AMENDMENT NO. 1 TO THE
                          FUND PARTICIPATION AGREEMENT

         THE PARTICIPATION AGREEMENT (the "Agreement") made on the 1 st day of May, 2001, between NATIONS SEPARATE ACCOUNT TRUST, an open-end management investment company organized as a Delaware statutory trust, TRANSAMERICA LIFE INSURANCE COMPANY, a life insurance company organized under the laws of the State of Iowa (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A, as may be amended from time to time (the "Accounts"), BACAP DISTRIBUTORS, LLC, a North Carolina limited liability company, and AFSG SECURITIES CORPORATION, an affiliate of the Company and the distributor of the Contracts (as defined in the Agreement), is hereby amended as follows:

         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A
                                    Accounts

--------------------------------------------------------------------------------------------------
Name of Account and Date of
 Resolution of Company's
Board which established the
         Account                          Policies                               Funds
--------------------------------------------------------------------------------------------------
Retirement Builder Variable      Retirement Income Builder II       - Nations High Yield Bond
     Annuity Account                  Variable Annuity                  Portfolio
     (March 29, 1996)
                                                                    - Nations International Value
                                                                        Portfolio

                                                                    - Nations Marsico Growth
                                                                        Portfolio

                                                                    - Nations Marsico Focused
                                                                        Equities Portfolio

                                                                    - Nations Marsico
                                                                        International Opportunities
                                                                        Portfolio

                                                                    - Nations Marsico 21"
                                                                        Century Portfolio

                                                                    - Nations MidCap Growth
                                                                        Portfolio
--------------------------------------------------------------------------------------------------

                              Accounts continued...

--------------------------------------------------------------------------------------------------
Name of Account and Date of
  Resolution of Company's
Board which established the
          Account                         Policies                               Funds
--------------------------------------------------------------------------------------------------
   Separate Account VA J         Immediate Income Builder II         -  Nations High Yield Bond
      (May 15, 2000)                                                    Portfolio

                                                                     -  Nations International Value
                                                                        Portfolio

                                                                     -  Nations Marsico Growth
                                                                        Portfolio

                                                                     -  Nations Marsico Focused
                                                                        Equities Portfolio

                                                                     -  Nations Marsico
                                                                        Intl Opportunities
                                                                        Opportunities
                                                                        Portfolio

                                                                     -  Nations Marsico 21st
                                                                        Century Portfolio

                                                                     -  Nations MidCap Growth
                                                                        Portfolio

--------------------------------------------------------------------------------------------------
  Separate Account VA K          Retirement Income Builder III       -  Nations High Yield Bond
                                                                        Portfolio

     (July 10, 2001)                                                 -  Nations International Value
                                        Variable Annuity                Portfolio

                                                                     -  Nations Marsico Growth
                                                                        Portfolio

                                                                     -  Nations Marsico Focused
                                                                        Equities Portfolio

                                                                     -  Nations Marsico
                                                                        International Opportunities
                                                                        Portfolio

                                                                     -  Nations Marsico 21"
                                                                        Century Portfolio

                                                                     -  Nations MidCap Growth
                                                                        Portfolio
--------------------------------------------------------------------------------------------------

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

         EFFECTIVE DATE: MAY 1, 2002

                                    NATIONS SEPARATE ACCOUNT TRUST

                                    By: /s/ A. Max Walker
                                        ----------------------------------
                                        A. Max Walker
                                        President

                                    TRANSAMERICA LIFE INSURANCE COMPANY

                                    By: /s/ Larry N. Norman
                                        ----------------------------------
                                        Larry N. Norman
                                        President

                                        STEPHENS INC.

                                    By: /s/ Richard H. Blank, Jr.
                                        ----------------------------------
                                        Richard H. Blank, Jr.
                                        Senior Vice-President

                                        AFSG SECURITIES CORPORATION

                                    By: /s/ Larry N. Norman
                                        ----------------------------------
                                        Larry N. Norman
                                        President